Exhibit 99.1

               FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
               -----------------------------------------------

      This Fourth Amendment to Loan and Security Agreement (this "Agreement") dated as of February 28, 2001 by and between Fleet Capital Corporation (the "Lender") and IGI, Inc., IGEN, Inc., Immunogenetics, Inc. and Blood Cells, Inc. (each a "Borrower" and collectively, the "Borrowers"), as parties to that certain Loan and Security Agreement dated October 29, 1999, as amended by that certain Amendment to Loan and Security Agreement dated as of April 12, 2000, that Second Amendment to Loan and Security Agreement dated as of June 23, 2000, and that Amendment and Waiver to Loan and Security Agreement dated as of October 31, 2000 (as amended and in effect from time to time, the "Loan Agreement").

                            W I T N E S S E T H:

      WHEREAS, the Borrowers have requested that certain amendments be made to the Loan Agreement and the Term Loan A Note and that the Lender waive certain Events of Default which exist under the Loan Agreement; and WHEREAS, the Lender is willing to agree to such amendments and to waive such Events of Default on the terms and conditions set forth herein; and WHEREAS, capitalized terms used herein but not defined herein shall have the meanings that are ascribed to such terms in the Loan Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      [SECTION]1. Amendment to the Loan Agreement. The Loan Agreement is hereby amended as follows:

      (a) The following definitions are deleted and replaced by the following:

            Borrowing Base - As at any date of determination thereof, an amount equal to the lesser of:

            (i) the result of (a) the Revolving Facility Limit, minus (b) the sum of the Maximum Drawing Amount plus the Unpaid
            Reimbursement Obligations; or

            (ii)  the then applicable Formula Availability.

            Fixed Charge Coverage Ratio - The ratio obtained by dividing the sum (i) of EBITDA minus non-financed Capital Expenditures minus other non-cash income plus non-cash expenses accrued during such period by (ii) Fixed Charges as determined on a consolidated basis for Borrowers for the applicable measurement period. For the purpose of determining the Fixed Charge Coverage Ratio (a) for the fiscal period ending on March 31, 2001, the EBITDA, Capital Expenditure, Fixed Charges and other items of income and expense shall be those applicable to the three months ended on March 31, 2001; (b) for the fiscal period ending on June 30, 2001, the EBITDA, Capital Expenditure, Fixed Charges and other items of income and expense shall be those applicable to the six months ended on June 30, 2001; (c) for the fiscal period ending on September 30, 2001, the EBITDA, Capital Expenditure, Fixed Charges and other items of income and expense shall be those applicable to the nine months ended on September 30, 2001; and (d) for each fiscal quarter ending thereafter, the EBITDA, Capital Expenditure, Fixed Charges and other items of income and expense shall be those applicable to the twelve months ended at the end of such fiscal quarter.

            Formula Availability - As at any date of determination thereof, as to the Borrowers, an amount equal to the sum of:

            (i) the sum of 85% of the net amount of Eligible Accounts of each Borrower outstanding at such date;

                                    PLUS

            (ii) the lesser of (a) $3,000,000 and (b) the sum of 60% of the value of Eligible Inventory of each Borrower at such date, in each case calculated on the basis of the lower of cost or market on a first-in, first-out basis;

                                    MINUS

            (iii) the sum of (a) the Maximum Drawing Amount, (b) the Unpaid
                  Reimbursement Obligations, and (c) such reserves as Lender may establish from time to time under Section 1.1.1.

            For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

            Obligations - All Loans and Unpaid Reimbursement Obligations and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrowers to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired. The term includes without limitation, all interest, charges, fees, expenses, attorneys' fees, and any other sums chargeable to Borrowers under any of the Loan Documents.

            Revolving Facility Limit. - $5,000,000.

      (b) The following definitions are added to Appendix A to the Loan Agreement in alphabetical order to read as follows:

            Bank - Fleet National Bank.

            Fourth Amendment Date - February 28, 2001.

            EBIT - Adjusted Net Earnings From Operations plus the sum of interest expenses and taxes during the period for which Adjusted Net Earnings From Operations was calculated, determined for the Borrowers for the applicable measurement period.

            Interest Coverage Ratio - The ratio obtained by dividing (a) EBIT by (b) Total Interest Expense as determined on a consolidated basis for Borrowers for the applicable measurement period. For the purpose of determining the Interest Coverage Ratio (a) for the fiscal period ending on March 31, 2001, the EBIT and Total Interest Expense shall be those applicable to the three months ended on March 31, 2001; (b) for the fiscal period ending on June 30, 2001, the EBIT and Total Interest Expense shall be those applicable to the six months ended on June 30, 2001; (c) for the fiscal period ending on September 30, 2001, the EBIT and Total Interest Expense shall be those applicable to the nine months ended on September 30, 2001; and
            (d) for each fiscal quarter ending thereafter, the EBIT and Total Interest Expense shall be those applicable to the twelve months ended at the end of such fiscal quarter.

            International Standby Practices - With respect to any standby Letter of Credit, International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by Lender in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

            LC Guaranty - Any guaranty or reimbursement agreement pursuant to which Lender or any Affiliate of Lender shall guaranty the payment or performance by any Borrower of its reimbursement obligation under any Letter of Credit or shall agree to reimburse the issuer of such Letter of Credit for any drawings thereon.

            Letter of Credit - Any letter of credit issued by Lender or Bank or any of Lender's Affiliates for the account of any Borrower.

            Letter of Credit Fee - As defined in Section 1.6(g) of this
            Agreement.

            Maximum Drawing Amount - The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, in each case determined as if any conditions to such drawings have been satisfied (regardless of whether such conditions have in fact yet been satisfied).

            Reimbursement Obligation - The Borrowers' obligation to reimburse the Lender on account of any drawing under any Letter of Credit as provided in Section 1.6 of this Agreement.

            Total Interest Expense - For any period, the aggregate amount of interest required to be paid or accrued by the Borrowers on a consolidated basis during such period on all Indebtedness of the Borrowers outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of (or equivalent to) interest in respect of any Capitalized Lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

            Uniform Customs - With respect to any Letter of Credit, the International Standby Practices.

            Unpaid Reimbursement Obligation - Any Reimbursement Obligation for which the Borrowers do not reimburse the Lender on the date specified in, and in accordance with, Section 1.6 of this Agreement.

      (c)   The proviso added to the end of the first sentence of Section
1.2.1 by the Amendment and Waiver to Loan Agreement dated as of October 31, 2000 is deleted and the following sentence is added between the first and second sentences of Section 1.2.1:

            Notwithstanding the foregoing, (a) no principal payment shall be payable on December 29, 2000, (b) Borrowers and Lender acknowledge that the principal balance of Term Loan A as of the Fourth Amendment Date is $2,605,000, (c) the principal of Term Loan A shall be payable in the amounts and on the dates set forth on Schedule I attached hereto.

      (d) The first sentence of Section 1.3.1 is deleted and the following sentence is substituted therefor:

            Lender agrees to make Capital Expenditure Loans to Borrowers from time to time, so long as no Default or Event of Default exists, as requested by Borrowers in the manner set forth in subsection 3.1.1 provided however that the Capital Expenditure Loans shall not exceed $1,500,000 in the aggregate.

      (e) The following Section 1.6 is added to the Loan Agreement immediately following Section 1.5 thereof:

            1.6   Letters of Credit; LC Guaranties.

      (a) Subject to all of the terms and conditions of this Agreement, if requested to do so by any Borrower, Lender shall issue its Letters of Credit, or cause to be issued Bank's Letters of Credit, for the account of Borrowers or shall execute LC Guaranties by which Lender shall agree to reimburse the issuer for the Letters of Credit for amounts drawn thereon or shall guaranty the payment or performance by Borrowers of their reimbursement obligation with respect to Letters of Credit issued for any Borrower's account by Bank or Lender; provided that the sum of the Maximum Drawing Amount and Unpaid Reimbursement Obligations under and with respect to all Letters of Credit and LC Guaranties outstanding at any time shall not exceed Five Hundred Thousand Dollars ($500,000) and no Letter of Credit may have an expiration date that is after fourteen (14) days prior to the Termination Date. Further, the expiration date of any Letter of Credit shall not be more than one year after the day of issuance thereof. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs. Any amounts paid by Lender under any Letter of Credit or LC Guaranty or in connection with any Letter of Credit (i) shall become part of the proceeds of a Revolving Credit Loan requested pursuant to subsection 3.1.1 below, to the extent Lender is required to make Revolving Credit Loans pursuant to the terms hereof and (ii) otherwise, shall be jointly and severally payable by Borrowers on demand. In no event shall Bank or Lender be required to issue or cause to be issued Letters of Credit or LC Guaranties at any time there exists a Default or an Event of Default.

      (b) Borrowers jointly and severally agree, unconditionally, irrevocably and absolutely, to pay immediately to Lender on demand (i) the amount drawn under a Letter of Credit or paid pursuant to a LC Guaranty,
(ii) the amount of any taxes, fees, charges or other reasonable costs and expenses whatsoever incurred by the Lender or the Bank in connection with any payment made by the Lender or the Bank with respect to such Letter of Credit or the drawing thereon, (iii) upon the reduction (but not termination) of the Revolving Facility Limit to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Lender in a non-interest bearing account as cash collateral for all Reimbursement Obligations, and (iv) upon the Termination Date, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 10.2, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Lender in a non-interest bearing account as cash collateral for all Reimbursement Obligations. If Borrowers at any time fail to make such payment in accordance with the terms of this Agreement, Borrowers shall be deemed to have elected to borrow from the Lender on such date Revolving Credit Loans equal in aggregate amount to the amount paid by Lender under such Letter of Credit or LC Guaranty. The Borrowers' obligations under this Section 1.6 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrowers may have or have had against the Lender, the Bank, or any beneficiary of a Letter of Credit. The Borrowers further agree with the Lender that the Lender and the Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit or any draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document delivered in connection with any Letter of Credit believed by the Lender or the Bank to be genuine and correct and to have been signed and sent or made by the proper Person or Persons, and in relying upon advice and statements of legal counsel, independent accountants and other experts selected by the Lender or the Bank. Neither the Lender nor the Bank shall be responsible for, and the Borrowers' obligations under Section 1.6 shall not be affected by, among other things, the validity or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrowers, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrowers against the beneficiary of any Letter of Credit or any such transferee.
The Lender and the Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrowers agree that any action taken or omitted by the Lender or the Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrowers and shall not result in any liability on the part of the Lender or the Bank to the Borrowers.

      (c) Borrowers shall pay to Lender for each Letter of Credit and LC Guaranty of a Letter of Credit, a non-refundable fee (in each case, a "Letter of Credit Fee") to the Lender in an amount per annum equal to the product of (i) 3.25% multiplied by (ii) the Maximum Drawing Amount of such Letter of Credit (or of the Letter of Credit with respect to which such LC Guaranty was issued). Such Letter of Credit Fee shall also be payable by the Borrowers at the time of any amendment of a Letter of Credit or LC Guaranty, with respect to the increase, if any, in the Maximum Drawing Amount of the applicable Letter of Credit. In respect of each Letter of Credit and LC Guaranty, the Borrowers shall also pay to the Lender, at such other time or times as such charges are customarily made by the Lender, the Lender's customary issuance, amendment, negotiation or document examination and other administrative fees as may be in effect from time to time. All such charges shall be deemed fully earned and shall be due and payable upon issuance of each such Letter of Credit or LC Guaranty and shall not be subject to rebate or proration upon the termination of the applicable Letter of Credit or LC Guaranty or this Agreement for any reason.

      (f) The following Section 3.1.5 is added to the Loan Agreement immediately following Section 3.1.4 thereof:

            3.1.5  Letter of Credit and LC Guaranty Requests.

      A request for a Letter of Credit or LC Guaranty shall be made in the following manner: A Borrower may give Lender (and Bank, if Bank is the proposed issuer) a written notice of its request for the issuance of a Letter of Credit or LC Guaranty, not later than 11:00 a.m. Hartford, Connecticut time, one Business Day before the proposed issuance date thereof, in which notice such Borrower shall specify the proposed issuer and issuance date; provided, that no such request may be made at a time when there exists a Default or Event of Default. Such request shall be accompanied by an executed application and reimbursement agreement in form and substance satisfactory to the proposed issuer of the Letter of Credit or LC Guaranty, as well as any required corporate resolutions. As an accommodation to Borrower, unless a Default or an Event of Default is then in existence, (i) Lender and Bank may, in their discretion, permit electronic transmittal of requests for Letters of Credit and LC Guaranties to them, and (ii) Lender may, in Lender's discretion, permit electronic transmittal of instructions, authorizations, agreements or reports to Lender. Neither Lender nor Bank shall have any liability to Borrowers for any loss or damage suffered by Borrower as a result of Lender's or Bank's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender or Bank by Borrowers and neither Lender nor Bank shall have any duty to verify the origin of any such communication or the authority of the person sending it. Each telephonic request for a Loan, Letter of Credit, or LC Guaranty accepted by Lender and Bank, if applicable, hereunder shall be promptly followed by a written confirmation of such request from Borrowers to Lender and Bank, if applicable.

      (g) The proviso at the end of Section 3.2.1 is deleted and the following is substituted therefor:

            provided, however, that if an Overadvance shall exist at any time, Borrowers shall immediately, and in any event within one
            (1) Business Day, repay the Overadvance.

      (h)   The following Section 8.1.7 is added immediately after Section
8.1.6:

            8.1.7 FDA Correspondence. Promptly provide to Lender copies of all correspondence, notices, orders and other writings (a) delivered to any Borrower or any agent, counsel or other representative of any Borrower by the United States Food and Drug Administration ("FDA"), or (b) delivered to the FDA by any Borrower or any agent, counsel or other representative of any Borrower.

      (i) Clause (ii) of Section 8.2.3 is deleted and the following clause (ii) is substituted therefor:

            (ii) accounts payable to trade creditors and current operating expenses (other than for Money Borrowed), in each case incurred in the ordinary course of business;

      (j) Section 8.2.7 is deleted and the following Section 8.2.7 is substituted therefor:

            8.27. Capital Expenditures. Make non-financed Capital Expenditures (including, without limitation, incurrence of Capitalized Lease Obligations), which, in the aggregate, as to Borrowers, exceed (i) $150,000 during the period from the Closing Date through December 31, 1999, (ii) $500,000 during the fiscal year ended on December 31, 2000, and (iii) $300,000 during any fiscal year thereafter.

      (k) Section 8.3.1 is deleted and the following is substituted therefor:

            8.3.1 Fixed Charge Covenant. Borrowers shall maintain on a Consolidated basis a Fixed Charge Coverage Ratio of not less than the ratio shown below for the respective period corresponding thereto:

      Fiscal Period Ending                  Ratio
      --------------------                  -----

      March 31, 2001                     0.90 to 1.00
      June 30, 2001                      1.01 to 1.00
      September 30, 2001                 1.01 to 1.00
      December 31, 2001                  1.01 to 1.00
      March 31, 2002 and the end of      1.05 to 1.00
      each fiscal quarter thereafter

      (l) Section 8.3.2 is deleted and the following is substituted therefor:

            8.3.2  Intentionally Deleted.

      (m) The following Sections 8.3.3 and 8.3.4 are added immediately after Section 8.3.2:

            8.3.3 Minimum EBITDA. Borrowers shall have EBITDA on a consolidated basis of not less than the ratio shown below for the respective fiscal periods ending on the following dates:


      Fiscal Period Ending               Minimum EBITDA
      --------------------               --------------

      March 31, 2001                       $2,500,000
      June 30, 2001                        $2,650,000
      September 30, 2001                   $2,800,000
      December 31, 2001                    $3,000,000
      March 31, 2002 and the end of        $3,400,000
      each fiscal quarter thereafter


      For the purpose of determining EBITDA for the fiscal period ending
      (a) on March 31, 2001, EBITDA shall be deemed to have been the product of (i) EBITDA for the fiscal quarter ended on March 31, 2001, multiplied by (ii) four; (b) on June 30, 2001, EBITDA shall be deemed to have been the product of (i) EBITDA for the two fiscal quarters ended on June 30, 2001, multiplied by (ii) two; (c) on September 30, 2001, EBITDA shall be deemed to have been the product of (i) EBITDA for the three fiscal quarters ended on September 30, 2001, multiplied by (ii) four/thirds; and (d) on December 31, 2001 and at the end of each fiscal quarter thereafter, EBITDA shall be the EBITDA for the four fiscal quarters then ended.

            8.3.4 Interest Coverage Ratio. Borrowers shall maintain an Interest Coverage Ratio on a consolidated basis of not less than the ratio shown below for the respective fiscal periods ending on the following dates:


      Fiscal Period Ending               Interest Coverage Ratio
      --------------------               -----------------------

      March 31, 2001                          1.05 to 1.00
      June 30, 2001                           1.10 to 1.00
      September 30, 2001                      1.15 to 1.00
      December 31, 2001                       1.25 to 1.00
      March 31, 2002 and the end of           1.30 to 1.00
      each fiscal quarter thereafter


      (n) The first paragraph of Section 9 is deleted and the following paragraph is substituted therefor:

            Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan or issue or procure any Letter of Credit or LC Guaranty under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

      (o) The first paragraph of Section 9 is deleted and the following paragraph is substituted therefor:

            Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Revolving Credit Loan or issue or procure any Letter of Credit or LC Guaranty under this Agreement after the initial Revolving Credit Loan unless, at the time of each such subsequent Revolving Credit Loan or Letter of Credit or LC Guaranty, (i) the representations and warranties herein and each other Loan Document shall be correct in all material respects on and as of the date of such Revolving Credit Loan, Letter of Credit or LC Guaranty, both before and after giving effect thereto and to the application of the proceeds therefrom; (ii) no event shall have occurred and be continuing, or would result from such Revolving Credit Loan, Letter of Credit or LC Guaranty or from the application of the proceeds therefrom, that constitutes a Default or Event of Default; and (iii) there shall have occurred no material adverse change in the business condition or prospects (financial or otherwise), operations, performance or properties of any of the Borrowers.

      [SECTION]2. Amendment to Term Loan A Note. The following is added to the end of subsection (b) of the third paragraph on Page 1 of the Term Loan A Note (and Schedule I to this Agreement is added to the end of the Term Loan A Note as Schedule I thereto):

      Notwithstanding the foregoing, (a) no principal payment shall be payable on November 1, 2000, and (b) the $2,605,000 principal balance of Term Loan A as of February 28, 2001 shall be payable in the amounts and on the dates set forth on Schedule I attached hereto.

      [SECTION]3. Conditions Precedent. The effectiveness of the amendment and waivers contained herein shall be subject to the prior satisfaction, on or before the date hereof, of the following conditions precedent:

            (a) Execution and delivery by the Borrowers and the Lender of this Agreement.

            (b) The Lender shall have received a copy of the fully executed Amendment No. 4 to Note and Equity Purchase Agreement among the Borrower and American Capital Strategies, Ltd. and ACS Funding Trust I in form, scope and substance satisfactory to the Lender.

            (c) The Lender shall have received evidence satisfactory to the Lender that the Borrowers (including the IGI Petcare Division) have no liability or exposure (or potential liability or exposure) arising out of or in connection with any product recall or anticipated product recall.

      [SECTION]4. Representations and Warranties. The Borrowers hereby represent and warrant to the Lender that (a) all of the representations and warranties made by the Borrowers in the Loan Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date, and (b) after giving effect to the transactions contemplated hereby, no Event of Default under and as defined in any of the Loan Documents has occurred and is continuing on the date hereof.

      [SECTION]5. Ratification of Existing Agreements. Each of the Borrowers hereby acknowledges and agrees that nothing set forth herein shall alter or affect the validity or effectiveness of any of the Obligations. All of the Obligations as evidenced by or otherwise arising under the Loan Agreement and the other Loan Documents, are, by each Borrowers' execution of this Agreement, ratified and confirmed in all respects. In addition, by their execution of this Agreement, each of the Borrowers represents, warrants and agrees that none of the Borrowers has any counterclaim, right of set-off, right of recoupment or defense of any kind with respect to the Obligations. As of the date hereof, the aggregate principal amount of the Revolving Credit Loans outstanding is $1,768,291.38; the outstanding principal amount of Term Loan A is $2,605,000; and the aggregate principal amount of the Capital Expenditure Loans outstanding is $0.00.

      [SECTION]6. Waivers. Subject to the satisfaction of the conditions set forth below, the Lender waives those Events of Default listed on
Schedule II attached hereto. The waiver set forth in this [SECTION]6 shall be effective only for those Events of Defaults specified in Schedule II which occurred on or before December 31, 2000 and such waiver shall not entitle the Borrowers to any future waiver in similar or other circumstances. Without limiting the foregoing, upon the occurrence of any Event of Default after December 31, 2000, or if an Event of Default has occurred and is continuing on the date hereof that is not set forth on
Schedule II, the Lender shall be free in its sole and absolute discretion to accelerate the payment in full of the Borrowers' indebtedness to the Lender under the Loan Agreement and the other Loan Documents, and may, if the Lender so elects, proceed to enforce any or all of the Lender's rights under or in respect of the Loan Agreement and the other Loan Documents and applicable law.

      [SECTION]7. No Waiver by Lender. Except as otherwise expressly provided for herein, nothing in this Agreement shall extend to or affect in any way the Borrowers' obligations or the Lender's rights and remedies arising under the Loan Agreement or the other Loan Documents, and the Lender shall not be deemed to have waived any or all of its remedies with respect to any Event of Default (other than an Event of Default specified in Schedule II which occurred on or before December 31, 2000 and then only to the extent set forth in [SECTION]6 hereof) or event or condition which, with notice or the lapse of time, or both would become an Event of Default and which upon the Borrowers' execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

      [SECTION]8. Release. The Borrowers, on their own behalf and on behalf of their shareholders, employees and agents and their successors and assigns, hereby waive, release and discharge the Lender and all affiliates of the Lender, and all of the directors, officers, employees, attorneys and agents of the Lender and all affiliates of the Lender, from any and all claims, demands, actions or causes of action whether known or unknown, arising out of or in any way relating to this Agreement, the Loan Agreement, the Loan Documents and/or any documents, agreements, dealings or other matters connected with the Loan Agreement, the Loan Documents or the administration thereof.

      [SECTION]9. Expenses. The Borrowers agree to pay to the Lender (a) on the date hereof Lender's legal fees and disbursements incurred through the date hereof in connection with the negotiation and preparation of this Agreement and related matters, (b) on the date hereof Lender's examiner fees and disbursements incurred through the date hereof, and (c) upon demand from time to time any and all reasonable out-of-pocket costs or expenses (including commercial examiner fees and reasonable legal fees and disbursements) hereafter incurred by the Lender in connection with the administration of credit extended by the Lender to the Borrowers or the preservation of or enforcement of its rights under the Loan Agreement, the Notes and the other Loan Documents or in respect of any of the Borrowers' other obligations to the Lender.

      [SECTION]10.  Miscellaneous Provisions.

            (a) Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Agreement and the Loan Agreement shall be read and construed as one instrument.

            (b) The Borrowers shall at each time as the Lender may reasonably request execute and deliver such further instruments, and take such further action, in each case further to effect the purposes of this Agreement, the Loan Agreement, the Notes and the other Loan Documents. TIME IS OF THE ESSENCE AS TO ALL OF THE PROVISIONS OF THIS AGREEMENT.

            (c) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the Commonwealth of Pennsylvania without giving effect to its principles of conflicts of laws.

            (d) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

            (e) THE BORROWERS AND THE LENDER HEREBY WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS OR ANY OF THE BORROWERS' OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH OBLIGATIONS.

                      [Signatures Follow on Next Page]

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                       IGI, INC.


                                       By: /s/ Domenic N. Golato
                                           ---------------------------
                                       Its: SRVP & CFO


                                       IGEN, INC.


                                       By: /s/ Domenic N. Golato
                                           ---------------------------
                                       Its: SRVP & CFO


                                       IMMUNOGENETICS, INC.


                                       By: /s/ Domenic N. Golato
                                           ---------------------------
                                       Its: SRVP & CFO


                                       BLOOD CELLS, INC.


                                       By: /s/ Domenic N. Golato
                                           ---------------------------
                                       Its: SRVP & CFO


                                       FLEET CAPITAL CORPORATION


                                       By: /s/ Stephen M. Johnson
                                           ---------------------------
                                       Its: SENIOR VICE PRESIDENT


                                 Schedule I
                                 ----------

             Amortization Schedule for Principal of Term Loan A
             --------------------------------------------------

Borrowers shall pay the principal of Term Loan A on the following dates in the following amounts:

1.    On April 1, 2001, $99,999.

2. On the first date of each month thereafter commencing on May 1, 2001 and continuing through and including January 1, 2002, $33,333.

3. On the first date of each month thereafter commencing on February 1, 2002 and continuing through and including January 1, 2003, $41,667.

4. On the first date of each month thereafter commencing on February 1, 2003 and continuing through and including October 1, 2004, $50,000.

5.    On October 29, 2004, the entire remaining principal balance of Term
Loan A.


                                 Schedule II
                                 -----------

                        List of Defaults Being Waived
                        -----------------------------

1. Between October 1, 2000 and December 31, 2000, the Borrowers had more than $500,000 of accounts payable to trade creditors which were aged more than 60 days, thereby breaching the covenant set forth in
      Section 8.2.3.

2. The failure of the Borrowers to comply with Section 8.3.1 for the twelve month periods ended on or prior to December 31, 2000.

3. The failure of the Borrowers to comply with Section 8.3.2 as at December 31, 2000 or any date prior to December 31, 2000.

4. The failure of the Borrowers to pay the balance of the Term Loan A quarterly payment in the amount of $133,333.33 due and payable on December 29, 2000.